 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

June 17, 2013

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On June 17, 2013, Arlene Rodriguez, the Controller, Principal Financial Officer and Principal Accounting Officer of ERBA Diagnostics, Inc. (the “Company”), delivered notice to the Company of her intention to resign effective as of June 30, 2013.

(c) The Company appointed Prakash Patel, the Company’s Assistant Controller, as the Company’s Principal Financial Officer and Principal Accounting Officer to be effective as of June 30, 2013. Mr. Patel, age 44, has served as the Company’s Assistant Controller since June 3, 2013. Prior to his employment with the Company, Mr. Patel was Controller of Perry Baromedical Corporation from 2011 to May 2013, and Corporate Controller of PostiveID Health Care Products from 2007 to 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

ERBA Diagnostics, Inc.

Dated: June 18, 2013	By:	/s/ Kevin Clark
Kevin Clark,
President, Chief Executive Officer
and Chief Operating Officer